SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     AMENDED
                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 4, 2001

                        COMMISSION FILE NUMBER: 000-31801



Nevada                 Universal Broadband Communications, Inc.       33-0930198
(State or other       (Exact name of registrant as specified    (I.R.S. Employer
jurisdiction of                    in its charter)           Identification No.)
incorporation or
organization)

18200 Von Karman Avenue, 10th Floor, Irvine, CA                            92612
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code: (949)567-1880


                                   Beech Corp.
             23 Corporate Plaza, Suite 180, Newport Beach, CA 92663
          (Former name or former address, if changed since last report)











                              Thomas E. Stepp, Jr.
                              Stepp & Beauchamp LLP
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

                                   Page 1 of 3
                      Index to Exhibits specified on Page 3




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Item 5. Other Events. On or about October 4, 2001, we filed an amendment to our Articles of Incorporation with the Nevada Secretary of State changing our name from Beech Corp. to Universal Broadband Communications, Inc. Our new address is 18200 Von Karman Avenue, 10th Floor, Irvine, CA 92612.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Universal Broadband Communications, Inc.


DATED:  November 12, 2001        By:      /s/ Mark Ellis
                                        ---------------------------------------
                                        Mark Ellis, Chief Executive Officer and
                                        Chairman of the Board of Directors





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INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT
     Not Applicable.

(2) PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION Not Applicable.

(4) INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES Not Applicable.

(16) LETTER RE: CHANGE IN CERTIFYING ACCOUNTANT
     Not Applicable.

(17) LETTER RE: DIRECTOR RESIGNATION
     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS
     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL
     Not Applicable.

(24) POWER OF ATTORNEY
     Not Applicable.

(27) FINANCIAL DATA SCHEDULE
     Not Applicable.

(99) ADDITIONAL EXHIBITS
     Not applicable.